UC Agreement No.: [****]
UC Case No(s): [****]

AMENDMENT NO. 3 TO LETTER OF INTENT

This Amendment No. 3 to the Letter of Intent dated as of May 11, 2010 and bearing UC Agreement No. [****] (“Agreement”) by and between The Regents of the University of California (“The Regents”) and Nascent Water Technologies, Inc. (“Nascent Water”) is effective May 5, 2011.

WHEREAS, the original Term of the Agreement is scheduled to end on May 11, 2011;

WHEREAS, the parties desire to extend the Term by [****] in order to continue negotiations for a license agreement;

WHEREAS, the parties acknowledge that Nascent Water will continue to reimburse The Regents during the extended Term for patent costs related to the UC Cases covered under the Agreement; and

WHEREAS, for mutual consideration, the receipt and sufficiency of which is hereby acknowledged, the parties desire to modify the terms of the Agreement.

NOW THEREFORE, the Agreement is hereby amended as follows:

1.           Capitalized terms not defined herein shall have the same meaning set forth in the Agreement.

2.           The Term of the Agreement is hereby extended until October 11, 2011.  The Agreement will automatically expire on October 11, 2011 unless it is further extended by mutual agreement of the parties.

3.           The following extension fee is hereby added to the Agreement:

“A one-time non-creditable, non-refundable extension fee of $[****].”  A check in the amount of $[****] for the extension fee should be enclosed when this Amendment No. 3 is returned to The Regents for final execution.  The check should be made out to The Regents of the University of California.

4.           Except as expressly modified herein, all other provisions of the Agreement remain in full force and effect and are hereby reaffirmed by the parties.

ACCEPTED AND AGREED:

NASCENT WATER TECHNOLOGIES, INC.		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:	By:

Name:	Name:	Sherylle Mills Englander

Title:	Title:	Director, Technology & Industry Alliances

Date:		Date: